SAFECO LIFE INSURANCE COMPANY
                    SAFECO Deferred Variable Annuity Account

                            Supplement to Prospectus
                          Supplement dated May 1, 2000
                         to Prospectus dated May 1, 1998

     As a result of the substitution of the SAFECO Resource Series Trust ("RST") portfolios for the Composite Deferred Series, Inc. portfolios, the Mortality and Expense Risk Charge associated with those RST portfolios has been reduced. The disclosure set forth below replaces the information under the sub-heading "Charges and Deductions" found on page 2 of the prospectus and in any prior supplements.

Variable Account Annual Expenses
(as a % of average Contract Value)
Mortality and Expense Risk Charge............1.20%*
Administrative Charge........................None
Total Variable Account Annual Expenses.......1.20% (before reduction)

*Reduction of Mortality and Expense Risk Charge:
                                    M&E Reduction    Net M&E
   RST Growth Opportunities            0.13%         1.07%
   RST Northwest Portfolio             0.11%         1.09%
   RST Bond Portfolio                  0.13%         1.07%


Fund Annual Expenses
(as a % of average account value)4
                                            Advisory          12b-1             Other            Total
                                            Fees               Fees             Expenses         Expenses
SAFECO Resource Series Trust (a)
RST Equity Portfolio                        0.74%             None              0.02%            0.76%
RST Growth Opportunities Portfolio          0.74%             None              0.04%            0.78%
RST Northwest Portfolio                     0.74%             None              0.10%            0.84%
RST Bond Portfolio                          0.74%             None              0.17%            0.91%
RST Small Company Value Portfolio           0.85%             None              0.10%            0.95%

Scudder Variable Life Investment Fund (a)
Scudder VLIF Capital Growth Portfolio       0.462%            0.25%             0.03%            0.74%
Scudder VLIF International Portfolio        0.852%            0.25%             0.18%            1.28%
Scudder VLIF Money Market Portfolio         0.370%            None              0.06%            0.43%

(a)  In some  cases  the  fund  advisers  or  other  parties  agree  to waive or reimburse  all or a portion of the  portfolio  expenses.  For the RST Small
     Company Value Portfolio where such an agreement exists, the expenses absent
     waiver  or   reimbursement   would  have  been  1.22%.  See  the  portfolio
     prospectuses  for more  detailed  information.  We have Fund  Participation
     Agreements  with each of the  non-SAFECO  fund  managers  that describe the administrative practices and responsibilities of the parties. To the extent it performs  services for the Fund,  SAFECO Life may receive an asset based administrative fee from the Fund's adviser or distributor.

The  above  portfolio   expenses  were  provided  by  the  Funds.  We  have  not
independently verified the accuracy of the information.

The purpose of this Table is to assist the Owner in understanding the various costs and expenses that an Owner will bear directly and indirectly. The Table reflects historical charges and expenses of each portfolio for the year ended December 31, 1999. Charges and expenses may be higher or lower in future years. Additional deductions may be made for taxes. For more information on the charges described in this Table, see "Charges and Deductions", pages 7 and 8, in the Prospectus and the portfolio Prospectuses which accompany this supplement.

Changes to the portfolio expenses affect the results of the expense Examples in your Prospectus and any previous supplements. Although we have chosen not to update the Examples here, they still generally show how expenses and charges affect your Contract Value.



     The following information replaces section (a) under the sub-heading "Contract Maintenance Charge" in "Charges and Other Deductions" found on page 7 in the prospectus.

(a) If the Contract contains one or more Sub-Accounts of the Variable Account, the Contract Maintenance Charge will be deducted from all active Sub-Accounts in proportion to the value of the Sub-Account on the policy anniversary date.


      The disclosure set forth below is added to the information under the sub-heading "The Variable Account" found on page 5 in the prospectus.

We reserve the right to combine the Variable Account with one or more of our other separate accounts or to deregister the Variable Account under the 1940 Act if such registration is no longer required.


   All references to the address for SAFECO Life Insurance Company and WM Life Insurance Company are hereby changed to:

SAFECO Life Insurance Company
5069 154th Place N.E.
Redmond, WA 98052